UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Equity Fund

Semiannual report
2 | 28 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

April 6, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world's emerging markets — from Indonesia and Brazil to Poland and Turkey — can offer investors attractive opportunities. The economies of these countries can grow faster than their developed market counterparts, and are frequently home to rapidly expanding companies whose potential has yet to be fully discovered by Wall Street analysts.

Guided by decades of experience

Putnam Emerging Markets Equity Fund is led by portfolio manager Daniel J. Graña, who has been investing in emerging-market stocks since 1993 — practically since the inception of the asset class. He is backed by a team of dedicated equity analysts, as well as the broader equity research organization of Putnam Investments.

Daniel J. Graña, CFA
Portfolio Manager
Industry since 1993
At Putnam since 1999

> **"In Putnam Emerging Markets Equity Fund, we combine fundamental stock research, economic analysis, and robust risk management controls."**

Emerging markets have demonstrated outstanding growth results

Advanced economies, such as the United States, the European Union, and Australia, have historically lagged the faster growth rates of emerging markets. A key exception occurred during the 1990s, when emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel investments into productive purposes.

Following these crises, a number of countries involved implemented structural reforms to stabilize investment and economic development potential. These processes of reform and greater fiscal discipline have continued to the present day, helping many emerging markets become more economically resilient and more attractive from an investment perspective.

Emerging markets have a long history of rapid growth

Real GDP growth (annual percent change, 1980–2021)

Advanced economies
Emerging-market economies
10
5
0
-5
'80
'85
'90
'95
'00
'05
'10
'15
'20

Source: International Monetary Fund, October 2016. Data for 2016–2021 are estimated.

2 Emerging Markets Equity Fund

Emerging Markets Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 11–13 for additional fund performance information. Index descriptions can be found on page 15.

4 Emerging Markets Equity Fund

Daniel has an M.B.A. from Kellogg School of Management, Northwestern University, and two B.S. degrees from Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Please provide an overview of emerging-market performance and economic developments during the six-month period ended February 28, 2017.

Emerging-market stocks turned in decent results for the period, though not without some volatility. For roughly a two-month stretch beginning around the U.S. presidential election in early November 2016, emerging markets endured an episode of challenging performance. As market participants sought to interpret the meaning of the election of Donald Trump, it became clear that the President-elect might pursue a business-friendly policy agenda. But it also appeared that his domestic and foreign policies could have the effect of boosting interest rates and the U.S. dollar’s relative strength, which are generally headwinds for developing economies and markets.

Although the performance of emerging-market stocks sagged as investors came to terms with the potential for these rising headwinds, a variety of emerging markets rebounded in December. In general, market participants began to focus more on the positive potential of growth-oriented U.S. fiscal plans rather than

Emerging Markets Equity Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Emerging Markets Equity Fund

on the negative potential of Trump’s more protectionist trade measures. However, not all markets recovered. Mexico, for example, was a glaring example of the negative power of Trump’s protectionist impulses. In the wake of the election, Mexico’s asset markets suffered on fears surrounding a NAFTA [North American Free Trade Agreement] renegotiation, a sharp drop in the peso, a fall in consumer confidence indicators, hikes in interest rates, and news of U.S. multinationals postponing investment.

How did the fund perform in this environment?

While the fund turned in positive absolute performance for the six-month reporting period, it underperformed its benchmark index, the MSCI Emerging Markets Index [ND]. In the fund, we assumed a more defensive posture than the benchmark. As emerging-market stocks rallied in the final two months of the period, our more defensive positioning meant the fund did not fully participate in the rally, which accounts in large part for the underperformance.

What is your assessment of Mexico’s vulnerability to the issues you mentioned, particularly trade renegotiation with the United States?

On the whole, I believe that the fundamentals in Mexico are currently not as bad as most U.S. market participants believe. Mexico’s economy has exhibited some healthy signals, including positive consumer credit demand, strong appetite for mobile data, decent car sales, and solid cement purchases for do-it-yourself construction. Perhaps the full negative potential impact of Trump has yet to materialize in Mexico’s economy. And it may be that the benefits of the weaker peso to the export sector have, through February 2017 at least, overwhelmed the negative effects on business confidence and the shrinking consumer wallet.

As for trade with the United States, we think Mexico’s negotiating position is clear — at least it seems clear to us prior to its coming election cycle. In the near term, Mexican officials have stated that they will happily renegotiate terms of trade if Mexico stands to benefit alongside other nations at the negotiating table. But it appears that Mexico is also prepared to withdraw from any negotiations and let the United States withdraw from NAFTA if the Trump administration insists on imposing artificial methods, such as tariffs and quotas, to narrow its trade deficit. Mexico’s fallback position would appear to be to accept the rather generous terms [for Mexico] under the World Trade Organization [WTO], where Mexican products can enter the United States with only a 5% tariff, whereas U.S. products entering Mexico would be subject to a 37% tariff.

I should add that, in the portfolio, we proceeded cautiously during the period with respect to Mexico and had a modest underweight position in Mexico-based stocks relative to the benchmark.

Which stocks stood out as positive contributors to the fund’s relative performance?

The top-performing stock during the period was the stock of Nine Dragons Paper Holdings. This China-based paper manufacturer happens to be one of the least environmentally polluting companies in China’s entire paper manufacturing industry. This put the company in good standing with the Chinese government, which, when the economy is stronger, has shown a willingness to clean up a variety of polluting industries. We trimmed this position during the period.

Another top contributor was the stock of SK Hynix. In the digital memory industry, each successive generation of technology is more capital intensive than the last, which makes it very expensive to remain competitive. SK Hynix is one of the few companies in its industry that we think can maintain this capital-investment intensity, and, in our view, the stock benefited from its market share position. With fewer competitors, moreover, pricing on memory-related tech products has a slower

Emerging Markets Equity Fund 7

downward curve, and this also benefited the stock during the period. We trimmed the fund’s position in the stock, but held a benchmark-relative overweight in it at period-end.

A third contributor was the stock of a Brazilian water supply and sewer services utility, COPASA [Cia de Saneamento de Minas Gerais]. Under the previous Brazilian president, Dilma Rousseff, virtually all public utilities suffered from the government’s desire to keep prices very low for consumers. After Rousseff was impeached and removed from public office in 2016 on corruption charges, the regulatory landscape for public utilities improved, in our view. The new government’s perspective has been that utilities should be able to earn a reasonable rate of return on their services so that they can invest back into their businesses and expand their capacity. During the period, the stock also benefited from widely held expectations that interest rates would decline in light of Brazil’s current economic recession. We believed that lower interest rates would benefit debt-heavy entities like COPASA and other public utilities to a high degree.

Could you provide some details on stocks or strategies that detracted from relative performance?

The largest detractor from performance was the stock of Basso, a Taiwan-based manufacturer of drill components with consumer and industrial applications. Its primary market is the United States, which was something of a liability for the company during the period — first because the U.S. housing market pulled back somewhat, and second because of President Trump’s potential negative effect on non-U.S. companies that export to the United States. Though we continued to like the company’s competitive position and its valuation, we reduced our position somewhat as a defensive move.

Our decision during the period to sell our shares of the Brazilian company Vale, one of the world’s largest iron ore producers, was also a large detractor from performance. Iron ore prices rose during the period, largely because of China’s sustained demand for the commodity and its ongoing campaign to close iron ore capacity within China due to its polluting effects. Both of these factors helped drive Vale’s share price

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Emerging Markets Equity Fund

upward. We take the view that current elevated prices for iron ore are unsustainable, and so we have avoided this segment of the market.

A third detractor from performance was our benchmark-relative overweight in the stock of India-based Shriram Transport Finance. This company provides financing to trucking companies in India, which on the whole tend to be very small business concerns, sometimes consisting of a single truck. Shriram is well positioned in its space, but it was negatively affected by the Indian Prime Minister’s plan during the period to demonetize the two largest currency notes in circulation, the 500 and 1,000 rupee notes, and replace them with new designs. Unfortunately, the government failed to ensure that there was a plentiful supply of new notes, and did not give people much time to transfer their old notes into the new ones. In large part, this project was aimed at clamping down on India’s informal economy, which runs on cash. But cash remains a key payment mechanism for a huge portion of the Indian economy, including the niche financing area in which Shriram operates. Despite its difficulties, we think the company is financially resilient and well positioned for the future.

What was the impact of derivatives on the fund’s performance?

During the period, we used a variety of derivatives in the portfolio. For example, we used total return swaps — agreements between two parties in which one makes payments based on a set rate, while the other makes payments based on the return of an underlying asset — to gain exposure to a basket of securities. This strategy supplied a modest boost to relative results. We also used forward currency contracts to hedge foreign exchange-rate risk, as well as options to manage downside risks for the fund. Both of these strategies had net negative effects on performance.

What are the key risks you see for emerging markets over the course of 2017?

I see three areas of risk for emerging markets: rising interest rates, an increasingly protectionist tilt to U.S. trade policy, and geopolitical risks. While the fiscal promises of the Trump administration may ultimately be good for U.S. growth, to the degree they spur faster growth, I believe that may force the Federal Reserve to raise interest rates more quickly to take the edge off inflation. In my view, this has the potential to be substantially negative for emerging markets, as they would be forced to pay higher interest rates on their dollar-denominated debt.

In the arena of geopolitics, a variety of risks are on our radar. Alarmingly, North Korean sabre rattling has grown louder in the days since Donald Trump took office. Also, Russia continues to sow discord among Western nations. The question for investors is how these risks will spill over into the equity markets should they flare up into bigger crises.

Given these risks, what is your outlook for emerging-market stocks?

I expect 2017 will be a rather complicated year for emerging markets. I do not see a scenario ahead where a rising tide will lift all boats. Instead, in 2017 I think some countries will be under pressure — from rising interest rates, geopolitical blowups, and a deglobalizing trend for trade — while others may prove more resilient. What’s more, I believe that the winners and losers in the first half of the year may switch positions in the second half, depending on how the major risks affecting these markets play out.

Emerging Markets Equity Fund 9

In light of these uncertainties, I believe that our top-down, macroeconomic perspective on emerging markets, which complements our bottom-up company research, is more important than ever for an investment strategy focused on finding attractive opportunities.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17
		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (9/29/08)
Before sales charge	25.08%	2.70%	0.62%	0.12%	0.37%	0.12%	24.01%	2.43%

After sales charge	17.89	1.98	–5.16	–1.05	–5.40	–1.83	16.88	–3.46

Class B (9/29/08)
Before CDSC	17.79	1.97	–3.07	–0.62	–1.86	–0.63	23.09	2.00

After CDSC	17.79	1.97	–5.00	–1.02	–4.79	–1.62	18.09	–3.00

Class C (9/29/08)
Before CDSC	17.54	1.94	–2.99	–0.61	–1.88	–0.63	23.05	2.03

After CDSC	17.54	1.94	–2.99	–0.61	–1.88	–0.63	22.05	1.03

Class M (9/29/08)
Before sales charge	20.05	2.20	–1.77	–0.36	–1.10	–0.37	23.40	2.15

After sales charge	15.85	1.76	–5.21	–1.06	–4.56	–1.54	19.09	–1.42

Class R (9/29/08)
Net asset value	22.42	2.43	–0.63	–0.13	–0.42	–0.14	23.64	2.23

Class Y (9/29/08)
Net asset value	27.82	2.96	1.92	0.38	1.07	0.36	24.21	2.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Emerging Markets Equity Fund 11

Comparative index returns For periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

MSCI Emerging
Markets Index (ND)	47.39%	4.72%	–1.86%	–0.37%	4.12%	1.35%	29.46%	5.51%

Lipper Emerging
Markets Funds	49.58	4.73	1.26	0.10	0.91	0.19	25.31	4.08
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/17, there were 859, 836, 638, 445, and 241 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.084		$0.022	$0.024	$0.038		$0.085	$0.107

Capital gains	—		—	—	—		—	—

Total	$0.084		$0.022	$0.024	$0.038		$0.085	$0.107

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/16	$9.54	$10.12	$9.22	$9.19	$9.35	$9.69	$9.53	$9.64

2/28/17	9.68	10.27	9.38	9.35	9.51	9.85	9.65	9.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Emerging Markets Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (9/29/08)
Before sales charge	28.96%	3.04%	7.17%	1.40%	2.86%	0.95%	16.34%	3.65%

After sales charge	21.54	2.32	1.01	0.20	–3.05	–1.03	9.65	–2.31

Class B (9/29/08)
Before CDSC	21.45	2.31	3.21	0.63	0.54	0.18	15.43	3.25

After CDSC	21.45	2.31	1.21	0.24	–2.45	–0.82	10.43	–1.75

Class C (9/29/08)
Before CDSC	21.06	2.27	3.32	0.65	0.64	0.21	15.51	3.28

After CDSC	21.06	2.27	3.32	0.65	0.64	0.21	14.51	2.28

Class M (9/29/08)
Before sales charge	23.58	2.52	4.53	0.89	1.30	0.43	15.68	3.28

After sales charge	19.26	2.09	0.87	0.17	–2.25	–0.76	11.63	–0.33

Class R (9/29/08)
Net asset value	26.10	2.76	5.77	1.13	1.95	0.65	16.02	3.46

Class Y (9/29/08)
Net asset value	31.75	3.29	8.49	1.64	3.66	1.21	16.60	3.77

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/16*†	1.69%	2.44%	2.44%	2.19%	1.94%	1.44%

Total annual operating expenses for the
fiscal year ended 8/31/16†	2.24%	2.99%	2.99%	2.74%	2.49%	1.99%

Annualized expense ratio for the
six-month period ended 2/28/17‡	1.65%	2.40%	2.40%	2.15%	1.90%	1.40%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 2/28/17.

Emerging Markets Equity Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.28	$12.02	$12.02	$10.78	$9.53	$7.03

Ending value (after expenses)	$1,024.30	$1,020.00	$1,020.30	$1,021.50	$1,022.30	$1,025.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.25	$11.98	$11.98	$10.74	$9.49	$7.00

Ending value (after expenses)	$1,016.61	$1,012.89	$1,012.89	$1,014.13	$1,015.37	$1,017.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Emerging Markets Equity Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 17

The fund’s portfolio 2/28/17 (Unaudited)

COMMON STOCKS (94.7%)*	Shares	Value

Aerospace and defense (0.7%)

Bharat Electronics, Ltd. (India)	12,955	$294,289

		294,289

Airlines (1.1%)

Aeroflot PJSC (Russia) †	65,500	185,169

Asia Aviation PCL NVDR (Thailand)	1,533,900	265,863

		451,032

Auto components (2.6%)

Exide Industries, Ltd. (India)	120,044	381,172

Hankook Tire Co., Ltd. (South Korea)	6,736	356,235

Nexteer Automotive Group, Ltd.	220,000	283,966

		1,021,373

Automobiles (0.5%)

Maruti Suzuki India, Ltd. (India)	2,296	203,812

		203,812

Banks (20.0%)

Banco Macro SA ADR (Argentina)	6,147	473,688

Bank of China, Ltd. (China)	1,598,000	808,994

Bank Tabungan Negara Persero Tbk PT (Indonesia)	1,246,100	199,959

China Construction Bank Corp. (China)	799,000	657,694

Credicorp, Ltd. (Peru)	3,739	615,514

Dubai Islamic Bank PJSC (United Arab Emirates) †	247,713	421,567

Grupo Supervielle SA ADR (Argentina) †	15,114	231,849

Hana Financial Group, Inc. (South Korea)	9,169	285,834

HDFC Bank, Ltd. (India)	17,838	371,659

Industrial & Commercial Bank of China, Ltd. (China)	1,360,000	891,729

Itau Unibanco Holding SA ADR (Preference) (Brazil)	45,741	585,027

Itausa — Investimentos Itau SA (Rights) (Brazil) † F	1,296	1,641

Itausa — Investimentos Itau SA (Preference) (Brazil)	79,100	255,276

Kasikornbank PCL NVDR (Thailand)	52,000	285,285

Moneta Money Bank AS (Czech Republic) †	66,214	221,441

Nedbank Group, Ltd. (South Africa)	21,538	402,273

Sberbank of Russia PJSC ADR (Russia)	74,970	817,923

Shinhan Financial Group Co., Ltd. (South Korea)	10,245	423,119

		7,950,472

Beverages (0.7%)

Thai Beverage PCL (Thailand)	381,100	258,345

		258,345

Capital markets (1.8%)

Edelweiss Financial Services, Ltd. (India)	153,567	315,794

Moscow Exchange MICEX-RTS OAO (Russia) †	181,386	383,344

		699,138

Chemicals (1.9%)

Asian Paints, Ltd. (India)	12,221	187,605

Hansol Chemical Co., Ltd. (South Korea)	2,818	191,148

PTT Global Chemical PCL (Thailand)	175,800	358,847

		737,600

Commercial services and supplies (0.6%)

Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	60,000	248,995

		248,995

18 Emerging Markets Equity Fund

COMMON STOCKS (94.7%)* cont.	Shares	Value

Construction and engineering (4.2%)

Adhi Karya Persero Tbk PT (Indonesia)	1,280,800	$204,567

China State Construction International Holdings, Ltd. (China)	238,000	389,365

Concord New Energy Group, Ltd. (China)	7,962,000	420,516

CTCI Corp. (Taiwan)	167,000	276,671

NCC, Ltd./India (India) †	228,138	286,546

Surya Semesta Internusa Tbk PT (Indonesia)	1,677,597	69,187

		1,646,852

Construction materials (1.1%)

CEMEX Holdings Philippines, Inc. (Philippines) †	889,000	160,928

China Resources Cement Holdings, Ltd. (China)	514,000	267,498

		428,426

Consumer finance (1.5%)

Muthoot Finance, Ltd. (India) †	50,796	271,267

Shriram Transport Finance Co., Ltd. (India)	23,571	328,276

		599,543

Diversified consumer services (0.4%)

Estacio Participacoes SA (Brazil)	29,300	141,179

		141,179

Electric utilities (1.2%)

Energisa SA 144A (Units) (Brazil)	27,200	197,596

Power Grid Corp. of India, Ltd. (India)	92,967	267,745

		465,341

Electronic equipment, instruments, and components (0.9%)

Tripod Technology Corp. (Taiwan)	143,000	373,284

		373,284

Food and staples retail (2.2%)

BGF retail Co., Ltd. (South Korea)	3,739	337,279

X5 Retail Group NV GDR (Russia) †	17,393	527,008

		864,287

Food products (2.7%)

Gruma SAB de CV Class B (Mexico)	18,725	245,970

M Dias Branco SA (Brazil)	11,629	516,595

Sao Martinho SA (Brazil)	47,011	287,113

		1,049,678

Hotels, restaurants, and leisure (0.5%)

Gourmet Master Co., Ltd. (Taiwan)	22,000	206,585

		206,585

Household durables (1.6%)

Basso Industry Corp. (Taiwan)	113,000	325,500

Coway Co., Ltd. (South Korea)	3,658	289,534

		615,034

Insurance (5.4%)

AIA Group, Ltd. (Hong Kong)	46,800	295,707

Cathay Financial Holding Co., Ltd. (Taiwan)	336,000	527,674

China Life Insurance Co., Ltd. (Taiwan)	334,000	327,765

Dongbu Insurance Co., Ltd. (South Korea)	3,287	177,613

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	6,740	193,125

Ping An Insurance Group Co. of China, Ltd. (China)	116,000	618,635

		2,140,519

Emerging Markets Equity Fund 19

COMMON STOCKS (94.7%)* cont.	Shares	Value

Internet and direct marketing retail (1.7%)

B2W Cia Digital (Brazil) †	57,756	$228,351

Delivery Hero Holding GmbH (acquired 6/12/15, cost $161,742) (Private)
(Germany) † ∆∆ F	21	137,031

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	2	2

Global Fashion Group SA (acquired 8/2/13, cost $87,766) (Private)
(Brazil) † ∆∆ F	2,072	16,014

momo.com, Inc. (Taiwan)	45,000	284,147

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

		665,547

Internet software and services (8.2%)

Alibaba Group Holding, Ltd. ADR (China) †	14,777	1,520,553

Tencent Holdings, Ltd. (China)	65,700	1,751,910

		3,272,463

Machinery (0.6%)

Jain Irrigation Systems, Ltd. (India) †	172,036	242,124

		242,124

Media (3.3%)

IMAX China Holding, Inc. (China) †	34,600	165,804

Naspers, Ltd. Class N (South Africa)	7,081	1,132,350

		1,298,154

Metals and mining (1.2%)

AngloGold Ashanti, Ltd. (South Africa) †	28,487	316,218

Cia de Minas Buenaventura SAA ADR (Peru)	13,200	162,360

		478,578

Multiline retail (1.1%)

Matahari Department Store Tbk PT (Indonesia)	169,500	173,491

Poya International Co., Ltd. (Taiwan)	23,000	266,880

		440,371

Oil, gas, and consumable fuels (5.8%)

Gazprom Neft PAO ADR (Russia)	18,092	357,317

Indian Oil Corp., Ltd. (India)	46,597	268,923

Lukoil PJSC ADR (Russia)	13,497	715,341

MOL Hungarian Oil & Gas PLC (Hungary)	4,508	309,159

Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	32,871	331,340

Petroleo Brasileiro SA — Petrobras ADR (Preference) (Brazil) †	11,600	108,924

PTT PCL (Foreign depositary receipts) (Thailand)	20,500	233,158

		2,324,162

Paper and forest products (1.1%)

Mondi, Ltd. (South Africa)	13,765	315,365

Nine Dragons Paper Holdings, Ltd. (China)	109,000	138,305

		453,670

Pharmaceuticals (2.3%)

Aspen Pharmacare Holdings, Ltd. (South Africa)	11,399	246,246

China Traditional Chinese Medicine Holdings Co., Ltd. (China)	430,000	217,689

Richter Gedeon Nyrt (Hungary)	20,766	460,577

		924,512

20 Emerging Markets Equity Fund

COMMON STOCKS (94.7%)* cont.			Shares	Value

Real estate management and development (2.0%)

Aldar Properties PJSC (United Arab Emirates) †			325,335	$212,608

Emaar Properties PJSC (United Arab Emirates)			276,639	561,187

				773,795

Semiconductors and semiconductor equipment (5.2%)

SK Hynix, Inc. (South Korea)			7,424	306,611

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)			286,889	1,764,837

				2,071,448

Specialty retail (0.5%)

M.Video PJSC (Russia) †			33,459	214,028

				214,028

Technology hardware, storage, and peripherals (4.8%)

Samsung Electronics Co., Ltd. (South Korea)			1,000	1,699,757

Samsung Electronics Co., Ltd. (Preference) (South Korea)			139	183,899

				1,883,656

Textiles, apparel, and luxury goods (0.5%)

CCC SA (Poland)			3,289	182,423

				182,423

Transportation infrastructure (1.3%)

EcoRodovias Infraestrutura e Logistica SA (Brazil)			88,884	262,566

Promotora y Operadora de Infraestructura SAB de CV (Mexico) †			25,946	242,162

				504,728

Water utilities (1.4%)

China Water Affairs Group, Ltd. (China)			478,000	312,801

Cia de Saneamento de Minas Gerais (COPASA MG) (Brazil)			13,906	230,604

				543,405

Wireless telecommunication services (2.1%)

China Mobile, Ltd. (China)			58,000	639,555

Safaricom, Ltd. (Kenya)			1,115,100	192,894

				832,449

Total common stocks (cost $33,881,305)				$37,501,297

	Expiration	Strike
WARRANTS (2.2%)*	date	price	Warrants	Value

Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia) †	4/5/17	$0.00	4,958	$169,482

Herfy Food Services Co. 144A (Saudi Arabia) †	2/7/19	0.00	8,193	177,076

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	49,400	284,513

Zhengzhou Yutong Bus Co., Ltd. 144A (China) †	7/24/17	0.00	85,900	254,118

Total warrants (cost $849,486)				$885,189

INVESTMENT COMPANIES (1.1%)*			Shares	Value

iShares MSCI Emerging Markets ETF			11,000	$417,890

Total investment companies (cost $413,490)				$417,890

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $10,574)
(Brazil) (Private) ∆∆ F			1,396	$11,005

Total convertible preferred stocks (cost $10,574)				$11,005

Emerging Markets Equity Fund 21

SHORT-TERM INVESTMENTS (1.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.76% L	442,526	$442,526

Total short-term investments (cost $442,526)		$442,526

TOTAL INVESTMENTS

Total investments (cost $35,597,381)		$39,257,907

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $39,604,638.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $164,054, or 0.4% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $19,590 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	23.8%	Hungary	2.0%

Taiwan	11.7	Argentina	1.8

South Korea	11.3	Indonesia	1.6

India	8.7	Mexico	1.2

Russia	8.2	Saudi Arabia	0.9

Brazil	8.1	Hong Kong	0.8

South Africa	6.1	Czech Republic	0.6

Thailand	3.6	Kenya	0.5

United Arab Emirates	3.0	Poland	0.5

United States	2.9	Other	0.7

Peru	2.0	Total	100.0%

22 Emerging Markets Equity Fund

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $2,064,477) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	New Taiwan Dollar	Sell	5/17/17	$753,925	$749,951	$(3,974)

JPMorgan Chase Bank N.A.

	South Korean Won	Sell	5/17/17	1,328,665	1,314,526	(14,139)

Total						$(18,113)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$4,835,457	$—	$153,049

Consumer staples	2,172,310	—	—

Energy	2,324,162	—	—

Financials	11,388,031	1,641	—

Health care	924,512	—	—

Industrials	3,388,020	—	—

Information technology	7,600,851	—	—

Materials	2,098,274	—	—

Real estate	773,795	—	—

Telecommunication services	832,449	—	—

Utilities	1,008,746	—	—

Total common stocks	37,346,607	1,641	153,049

Convertible preferred stocks	—	—	11,005

Investment companies	417,890	—	—

Warrants	—	885,189	—

Short-term investments	442,526	—	—

Totals by level	$38,207,023	$886,830	$164,054

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(18,113)	$—

Totals by level	$—	$(18,113)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 23

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $35,154,855)	$38,815,381
Affiliated issuers (identified cost $442,526) (Note 5)	442,526

Foreign currency (cost $279,735) (Note 1)	279,915

Dividends, interest and other receivables	109,003

Receivable for shares of the fund sold	55,222

Receivable for investments sold	13,253

Receivable from Manager (Note 2)	8,808

Prepaid assets	46,116

Total assets	39,770,224

LIABILITIES

Payable for shares of the fund repurchased	25,079

Payable for custodian fees (Note 2)	33,964

Payable for investor servicing fees (Note 2)	14,580

Payable for Trustee compensation and expenses (Note 2)	6,765

Payable for administrative services (Note 2)	135

Payable for distribution fees (Note 2)	12,240

Payable for auditing and tax fees	38,548

Payable for reports to shareholders	10,530

Unrealized depreciation on forward currency contracts (Note 1)	18,113

Other accrued expenses	5,632

Total liabilities	165,586

Net assets	$39,604,638

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$45,138,778

Distributions in excess of net investment income (Note 1)	(75,035)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,106,358)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,647,253

Total — Representing net assets applicable to capital shares outstanding	$39,604,638

(Continued on next page)

24 Emerging Markets Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($19,857,051 divided by 2,051,132 shares)	$9.68

Offering price per class A share (100/94.25 of $9.68)*	$10.27

Net asset value and offering price per class B share ($1,746,397 divided by 186,102 shares)**	$9.38

Net asset value and offering price per class C share ($2,761,747 divided by 295,449 shares)**	$9.35

Net asset value and redemption price per class M share ($376,597 divided by 39,607 shares)	$9.51

Offering price per class M share (100/96.50 of $9.51)*	$9.85

Net asset value, offering price and redemption price per class R share
($759,277 divided by 78,663 shares)	$9.65

Net asset value, offering price and redemption price per class Y share
($14,103,569 divided by 1,443,412 shares)	$9.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 25

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $21,771)	$220,850

Interest (including interest income of $4,063 from investments in affiliated issuers) (Note 5)	4,064

Total investment income	224,914

EXPENSES

Compensation of Manager (Note 2)	172,639

Investor servicing fees (Note 2)	47,145

Custodian fees (Note 2)	22,055

Trustee compensation and expenses (Note 2)	920

Distribution fees (Note 2)	49,906

Administrative services (Note 2)	645

Auditing and tax fees	36,544

Blue sky expense	38,114

Other	14,771

Fees waived and reimbursed by Manager (Note 2)	(75,925)

Total expenses	306,814

Expense reduction (Note 2)	(3,618)

Net expenses	303,196

Net investment loss	(78,282)

Net realized gain on investments (Notes 1 and 3)	299,025

Net realized gain on swap contracts (Note 1)	52,820

Net realized loss on foreign currency transactions (Note 1)	(110,856)

Net realized gain on written options (Notes 1 and 3)	83,600

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(12,315)

Net unrealized appreciation of investments and swap contracts during the period	762,694

Net gain on investments	1,074,968

Net increase in net assets resulting from operations	$996,686

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income (loss)	$(78,282)	$78,663

Net realized gain (loss) on investments
and foreign currency transactions	324,589	(2,438,544)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	750,379	6,709,305

Net increase in net assets resulting from operations	996,686	4,349,424

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(172,097)	(260,457)

Class B	(4,137)	(6,394)

Class C	(7,407)	(10,966)

Class M	(1,453)	(2,930)

Class R	(6,335)	—

Class Y	(146,561)	(105,994)

Increase (decrease) from capital share transactions (Note 4)	4,021,746	(781,040)

Total increase in net assets	4,680,442	3,181,643

NET ASSETS

Beginning of period	34,924,196	31,742,553

End of period (including distributions in excess of net
investment income of $75,035 and undistributed net
investment income of $341,237, respectively)	$39,604,638	$34,924,196

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

													Ratio	Ratio of net
	Net asset	Net	Net realized			From							of expenses	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	turnover (%)

Class A

February 28, 2017**	$9.54	(.02)	.24	.22	(.08)	—	(.08)	—	—	$9.68	2.43*	$19,857	.82*	(.21)*	59*

August 31, 2016	8.44	.02	1.19	1.21	(.11)	—	(.11)	—	—	9.54	14.41	19,784	1.65[e]	.25[e]	156

August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	—	(.08)	—	—	8.44	(22.19)	20,490	1.61	.86	157

August 31, 2014	8.96	.04	1.97	2.01	(.04)	—	(.04)	—	—	10.93	22.46	28,671	1.55	.44	125

August 31, 2013	8.68	.05	.28	.33	(.05)	—	(.05)	—[f]	—	8.96	3.71	23,617	1.54	.52	157

August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	—[f]	.01[g]	8.68	(11.57)	23,060	1.54	.84	89

Class B

February 28, 2017**	$9.22	(.05)	.23	.18	(.02)	—	(.02)	—	—	$9.38	2.00*	$1,746	1.19*	(.58)*	59*

August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	—	(.03)	—	—	9.22	13.57	1,727	2.40[e]	(.46)[e]	156

August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	—	—	8.15	(22.75)	1,599	2.36	.16	157

August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	—	—	10.55	21.40	2,064	2.30	(.34)	125

August 31, 2013	8.44	(.02)	.27	.25	—	—	—	—[f]	—	8.69	2.96	2,118	2.29	(.21)	157

August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	—[f]	.01[g]	8.44	(12.19)	2,119	2.29	.17	89

Class C

February 28, 2017**	$9.19	(.05)	.23	.18	(.02)	—	(.02)	—	—	$9.35	2.03*	$2,762	1.19*	(.58)*	59*

August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	—	(.04)	—	—	9.19	13.55	2,802	2.40[e]	(.45) [e]	156

August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	—	(.01)	—	—	8.13	(22.70)	2,322	2.36	.11	157

August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	—	—	10.53	21.45	2,858	2.30	(.31)	125

August 31, 2013	8.42	(.02)	.27	.25	—	—	—	—[f]	—	8.67	2.97	2,163	2.29	(.17)	157

August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	—[f]	.01[g]	8.42	(12.23)	1,927	2.29	.17	89

Class M

February 28, 2017**	$9.35	(.04)	.24	.20	(.04)	—	(.04)	—	—	$9.51	2.15*	$377	1.06*	(.46)*	59*

August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	—	(.06)	—	—	9.35	13.91	377	2.15[e]	(.24)[e]	156

August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	—	(.02)	—	—	8.27	(22.55)	365	2.11	.35	157

August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	—	—	10.70	21.73	493	2.05	(.06)	125

August 31, 2013	8.52	.01	.26	.27	—[f]	—	—[f]	—[f]	—	8.79	3.20	455	2.04	.08	157

August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	—[f]	.01[g]	8.52	(12.01)	437	2.04	.46	89

Class R

February 28, 2017**	$9.53	(.03)	.24	.21	(.09)	—	(.09)	—	—	$9.65	2.23*	$759	.94*	(.32)*	59*

August 31, 2016	8.35	.03[h]	1.15	1.18	—	—	—	—	—	9.53	14.13	661	1.90[e]	.34[e,h]	156

August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	—	(.06)	—	—	8.35	(22.32)	477	1.86	.63	157

August 31, 2014	8.88	.03	1.92	1.95	(.02)	—	(.02)	—	—	10.81	21.98	602	1.80	.31	125

August 31, 2013	8.62	.04	.26	.30	(.04)	—	(.04)	—[f]	—	8.88	3.43	278	1.79	.42	157

August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	—[f]	.01[g]	8.62	(11.72)	177	1.79	.84	89

Class Y

February 28, 2017**	$9.64	(.01)	.25	.24	(.11)	—	(.11)	—	—	$9.77	2.56*	$14,104	.69*	(.06)*	59*

August 31, 2016	8.53	.06[h]	1.18	1.24	(.13)	—	(.13)	—	—	9.64	14.69	9,573	1.40[e]	.63 [e,h]	156

August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	—	(.10)	—	—	8.53	(21.93)	6,490	1.36	1.12	157

August 31, 2014	9.06	.07	1.97	2.04	(.06)	—	(.06)	—	—	11.04	22.59	8,597	1.30	.73	125

August 31, 2013	8.78	.08	.27	.35	(.07)	—	(.07)	—[f]	—	9.06	3.94	5,576	1.29	.85	157

August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	—[f]	.01[g]	8.78	(11.28)	4,132	1.29	1.14	89

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Equity Fund	Emerging Markets Equity Fund 29

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2017	0.20%

August 31, 2016	0.55

August 31, 2015	0.42

August 31, 2014	0.37

August 31, 2013	0.28

August 31, 2012	0.18

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

h The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Emerging Markets Equity Fund

Notes to financial statements 2/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Emerging Markets Equity Fund 31

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

32 Emerging Markets Equity Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

Emerging Markets Equity Fund 33

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,113 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

34 Emerging Markets Equity Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$5,185,984	$3,116,540	$8,302,524

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $799,181 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

The aggregate identified cost on a tax basis is $35,913,616, resulting in gross unrealized appreciation and depreciation of $4,462,308 and $1,118,017, respectively, or net unrealized appreciation of $3,344,291.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance

Emerging Markets Equity Fund 35

adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.460% of the fund’s average net assets before an increase of $1,955 (0.005% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $75,925 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

36 Emerging Markets Equity Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$24,915	Class R	873

Class B	2,177	Class Y	15,088

Class C	3,625	Total	$47,145

Class M	467

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $49 under the expense offset arrangements and by $3,569 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$24,250

Class B	1.00%	1.00%	8,485

Class C	1.00%	1.00%	14,108

Class M	1.00%	0.75%	1,363

Class R	1.00%	0.50%	1,700

Total			$49,906

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,435 and $98 from the sale of class A and class M shares, respectively, and received $501 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Emerging Markets Equity Fund 37

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$24,235,689	$20,833,300

U.S. government securities (Long-term)	—	—

Total	$24,235,689	$20,833,300

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the beginning of the reporting period	$—	$—

Options opened	321,175	97,742

Options exercised	—	—

Options expired	(121,980)	(39,034)

Options closed	(199,195)	(58,708)

Written options outstanding at the end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	247,415	$2,344,287	499,606	$4,341,166

Shares issued in connection with
reinvestment of distributions	18,827	166,809	29,330	255,172

	266,242	2,511,096	528,936	4,596,338

Shares repurchased	(287,944)	(2,712,078)	(882,909)	(7,670,201)

Net decrease	(21,702)	$(200,982)	(353,973)	$(3,073,863)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	48,665	$440,059	36,160	$303,237

Shares issued in connection with
reinvestment of distributions	475	4,083	742	6,268

	49,140	444,142	36,902	309,505

Shares repurchased	(50,285)	(460,028)	(45,832)	(380,037)

Net decrease	(1,145)	$(15,886)	(8,930)	$(70,532)

38 Emerging Markets Equity Fund

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	47,475	$437,960	119,328	$1,011,442

Shares issued in connection with
reinvestment of distributions	814	6,978	1,189	10,010

	48,289	444,938	120,517	1,021,452

Shares repurchased	(57,814)	(524,043)	(101,245)	(839,032)

Net increase (decrease)	(9,525)	$(79,105)	19,272	$182,420

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	5,253	$49,688	6,289	$54,079

Shares issued in connection with
reinvestment of distributions	167	1,453	343	2,930

	5,420	51,141	6,632	57,009

Shares repurchased	(6,164)	(56,544)	(10,370)	(87,652)

Net decrease	(744)	$(5,403)	(3,738)	$(30,643)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	10,934	$102,623	64,932	$596,188

Shares issued in connection with
reinvestment of distributions	628	5,555	—	—

	11,562	108,178	64,932	596,188

Shares repurchased	(2,286)	(21,982)	(52,604)	(435,640)

Net increase	9,276	$86,196	12,328	$160,548

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	800,463	$7,575,036	371,118	$3,246,304

Shares issued in connection with
reinvestment of distributions	16,098	143,919	11,631	102,124

	816,561	7,718,955	382,749	3,348,428

Shares repurchased	(365,675)	(3,482,029)	(150,783)	(1,297,398)

Net increase	450,886	$4,236,926	231,966	$2,051,030

At the close of the reporting period, a shareholder of record owned 12.4% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund**	$1,033,678	$12,324,264	$12,915,416	$4,063	$442,526

Totals	$1,033,678	$12,324,264	$12,915,416	$4,063	$442,526

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Emerging Markets Equity Fund 39

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$81,000

Written equity option contracts (contract amount) (Note 3)	$81,000

Forward currency contracts (contract amount)	$890,000

OTC total return swap contracts (notional)	$300,000

Warrants (number of warrants)	230,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$18,113

Equity contracts	Investments	885,189	Payables	—

Total		$885,189		$18,113

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(83,011)	$—	$(83,011)

Equity contracts	41,200	(64,678)	—	52,820	$29,342

Total	$41,200	$(64,678)	$(83,011)	$52,820	$(53,669)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(18,113)	$—	$(18,113)

Equity contracts	(113,783)	—	20,855	$(92,928)

Total	$(113,783)	$(18,113)	$20,855	$(111,041)

40 Emerging Markets Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Goldman Sachs International	JPMorgan Chase Bank N.A.	Total
Assets:

Forward currency contracts#	$—	$—	$—

Total Assets	$—	$—	$—

Liabilities:

Forward currency contracts#	$3,974	$14,139	$18,113

Total Liabilities	$3,974	$14,139	$18,113

Total Financial and Derivative Net Assets	$(3,974)	$(14,139)	$(18,113)

Total collateral received (pledged)†##	$—	$—

Net amount	$(3,974)	$(14,139)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Emerging Markets Equity Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

42 Emerging Markets Equity Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Emerging Markets Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Emerging Markets Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA065 305425 4/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017